September 3, 1999

SUPPLEMENT TO STATEMENT
OF ADDITIONAL INFORMATION
DATED MAY 1, 1999
of
Fortis Benefits Insurance Company
for
Flexible Premium Variable Annuities


The paragraph on page 2 under the section entitled "Fortis Benefits" which refers to the Standard & Poor's rating of Fortis Benefits Insurance Company is amended to indicate that the rating by Standard & Poor's is AA-, which is defined as an insurer who offers "very strong financial strength."